Deferred Income Tax Liabilities	12 Months Ended
Dec. 31, 2020
Changes in deferred tax liability (asset) [abstract]
Deferred Income Tax Liabilities	DEFERRED INCOME TAX LIABILITIES
Deferred tax assets and liabilities are offset when there is a legally enforceable right to set off and when the deferred income taxes relate to income taxes levied by the same taxation authority on either the taxable entity or different taxable entities where there is an intention to settle the balances on a net basis.
The movements of the deferred tax liabilities are as follows:

Accelerated depreciation allowance
(US$ in millions)
At January 1, 2019	$(50)
Credit for the year	5
At December 31, 2019	(45)
Charge for the year	(11)
At December 31, 2020	$(56)
Deferred tax assets are recognized for tax loss carryforwards to the extent realization of the related tax benefit through future taxable profits is probable. The unrecognized deferred income tax assets in respect of losses that can be carried forward against future taxable income and pre-opening expenses are as follows:

	December 31,
	2019	2020
	(US$ in millions)
Arising from unused tax losses	$283	$346
Arising from pre-opening expenses	4	3
	$287	$349
As at December 31, 2019 and 2020, subject to the agreement by tax authorities, out of the total unrecognized tax losses of approximately US$2,311 million and US$2,835 million, respectively, an amount of approximately US$120 million and US$133 million, respectively, can be carried forward indefinitely. The remaining amount of approximately US$2,191 million and US$2,702 million for the years ended December 31, 2019 and 2020, respectively, will expire in one to three years.